UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

___________________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): August 11, 2004

FRANKLIN AUTO TRUST 2004-1

(Exact name of Registrant as Specified in its Charter)

Delaware	333-106297	Not Available
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

47 West 200 South, Suite 500, Salt Lake City, Utah	84101
(Address of Principal Executive Offices)	(Zip Code)

                              (801) 238-6700

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
Pre-commencement communications pursuant to Rule 14d-2(d) under the Exchange Act (17 CFR 240.14d-2(b))
Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.

Other Events.

On July 8, 2004, Franklin Auto Trust 2004-1 (the “Trust’) issued and sold $250,000,000 initial principal amount of Franklin Auto Trust 2004-1 Asset Backed Notes, Class A-l Notes, Class A-2 Notes and Class A-3 Notes (collectively, the “Notes”) pursuant to an Indenture dated as of July 1, 2004, between Franklin Auto Trust 2004-1, as issuer, and The Bank of New York, as indenture trustee.

Prior to the issuance and sale of the Notes, Franklin Receivables LLC (the “Seller”) and Citigroup Global Markets Inc. furnished to prospective investors a prospectus supplement which disclosed certain pool information relating to certain motor vehicle retail installment sale contracts (the “Receivables”).  The statistical information presented in the prospectus supplement was based on the Receivables as of the close of business on May 31, 2004.

The Seller deposited $35,000,000 in a segregated trust account (the “Pre-Funding Account”) to be used by the Trust to acquire additional Receivables until the earliest of the date on which (1) the amount on deposit in the Pre-Funding Account is less than $2,500, (2) the date on which a Servicer Default or Indenture Event of Default (each as defined in the Sale and Servicing Agreement) occurs or (3) the close of business on September 15, 2004.  The Trust acquired certain additional Receivables on August 11, 2004 with a total principal balance of approximately $35,000,000.

Item 9.01 Financial Statements and Exhibits.

(a)

Not applicable.

(b)

Not applicable.

(c)

Exhibits.

Item 601(a) of Regulation S-K

Exhibit No.

Exhibit No.

Description

1

99

Pool Information

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FRANKLIN RECEIVABLES LLC,

By FRANKLIN CAPITAL CORPORATION,

as managing member

By:

/s/Harold E. Miller, Jr.

Harold E. Miller, Jr.

President and Chief Executive Officer

August 25, 2004

Credit Quality of the Receivables

Class of Receivables(1)	Aggregate Outstanding Principal Balance	Number of Receivables	Weighted Average APR	Weighted Average Original Term (in months)	Weighted Average Remaining Term (in months)	Average Outstanding Principal Balance	Average Original Amount Financed

Non-Prime	$ 92,517,648.86	5,374	11.323%	68	64	$17,215.79	$18,893.16
Prime	154,264,149.74	8,748	6.854	67	64	17,634.22	19,052.77
Sub-Prime	3,243,202.51	273	17.941	62	57	11,879.86	13,362.41
Total	$250,025,001.11	14,395	8.651%	67	64	$17,368.88	$18,885.27

__________

(1)

The Receivables have been allocated to the Prime, Non-Prime and Sub-Prime categories based on Franklin Capital's underwriting criteria.

Distribution by New and Used Financed Vehicles of the Receivables

	Number of Receivables	Aggregate Outstanding Principal Balance	Percentage of Aggregate Outstanding Principal Balance(1)

New	6,624	$139,586,345.02	55.83%
Used	7,771	110,438,656.09	44.17
Total	14,395	$250,025,001.11	100.00%

__________

(1)

Percentages may not add to 100.00% because of rounding.

Geographic Distribution of the Receivables

State(1)	Number of Receivables	Aggregate Outstanding Principal Balance	Percentage of Aggregate Outstanding Principal Balance(3)

Arizona	4,346	$ 82,423,756.84	32.97%
California	4,337	65,440,293.14	26.17
Nevada	2,550	45,740,169.46	18.29
New Mexico	1,380	26,190,619.71	10.48
Oregon	855	14,701,266.31	5.88
Washington	265	4,628,528.07	1.85
Colorado	209	3,667,470.94	1.47
Kansas	153	3,151,461.16	1.26
Other(2)	300	4,081,435.48	1.63
Total	14,395	$250,025,001.11	100.00%

__________

(1)

Based on billing addresses of the Obligors as of the applicable cutoff date.

(2)

Includes states with concentrations less than 1.00% by outstanding principal balance.

(3)

Percentages may not add to 100.00% because of rounding.

Distribution by Outstanding Principal Balance of the Receivables

Range of Outstanding Principal Balance	Number of Receivables	Aggregate Outstanding Principal Balance	Percentage of Aggregate Outstanding Principal Balance(1)

1,013.60 -5,000.00	765	$ 2,592,683.62	1.04%
5,000.01 - 10,000.00	2,270	17,736,516.24	7.09
10,000.01 - 15,000.00	3,266	40,829,320.11	16.33
15,000.01 - 20,000.00	3,152	54,901,530.04	21.96
20,000.01 - 25,000.00	2,229	49,847,679.95	19.94
25,000.01 - 30,000.00	1,468	39,950,154.32	15.98
30,000.01 - 35,000.00	730	23,488,476.81	9.39
35,000.01 - 40,000.00	332	12,334,560.94	4.93
40,000.01 - 45,000.00	120	5,034,852.25	2.01
45,000.01 - 50,000.00	39	1,835,422.21	0.73
50,000.01 – 55,000.00	11	571,921.85	0.23
55,000.01 – 60,000.00	9	524,456.75	0.21
60,000.01 – 65,000.00	1	63,291.59	0.03
90,000.01 - 95,000.00	1	92,625.24	0.04
100,000.01 – 105,000.00	1	100,388.47	0.04
120,000.01 - 121,120.72	1	121,120.72	0.05
Total	14,395	$250,025,001.11	100.00%

__________

(1)

Percentages may not add to 100.00% because of rounding.

Distribution by Annual Percentage Rate of the Receivables

Range of Annual Percentage Rate	Number of Receivables	Aggregate Outstanding Principal Balance	Percentage of Aggregate Outstanding Principal Balance(1)

3.99% to 4.99%	2,198	$ 37,180,633.24	14.87%
5.00% to 5.99%	1,557	30,180,154.23	12.07
6.00% to 6.99%	1,427	28,604,542.17	11.44
7.00% to 7.99%	1,666	32,422,596.84	12.97
8.00% to 8.99%	1,575	29,091,984.19	11.64
9.00% to 9.99%	1,423	26,312,543.53	10.52
10.00% to 10.99%	921	15,620,206.03	6.25
11.00% to 11.99%	772	12,968,205.34	5.19
12.00% to 12.99%	730	10,976,319.64	4.39
13.00% to 13.99%	495	7,436,142.93	2.97
14.00% to 14.99%	449	6,234,220.15	2.49
15.00% to 15.99%	293	3,605,274.53	1.44
16.00% to 16.99%	268	3,083,310.05	1.23
17.00% to 17.99%	163	1,896,924.77	0.76
18.00% to 18.99%	164	1,786,557.07	0.71
19.00% to 19.99%	83	734,677.09	0.29
20.00% to 20.99%	38	325,523.02	0.13
21.00% to 21.99%	144	1,327,571.41	0.53
22.00% to 22.99%	6	39,578.26	0.02
23.00% to 23.99%	14	119,099.52	0.05
24.00% to 24.99%	7	62,293.94	0.02
25.00% to 25.99%	1	7,168.19	0.00
27.00% to 27.00%	1	9,474.97	0.00
Total	14,395	$250,025,001.11	100.00%

__________

(1)

Percentages may not add to 100.00% because of rounding.

Distribution by Original Term of the Receivables

Range of Original Term	Number of Receivables	Aggregate Outstanding Principal Balance	Percentage of Aggregate Outstanding Principal Balance(1)

12 to 12 Months	4	$ 39,803.89	0.02%
13 to 24 Months	58	379,023.35	0.15
25 to 36 Months	325	2,877,636.69	1.15
37 to 48 Months	727	7,593,928.54	3.04
49 to 60 Months	5,179	71,511,046.10	28.60
61 to 72 Months	7,800	159,065,828.95	63.62
73 to 84 Months	302	8,557,733.59	3.42
Total	14,395	$250,025,001.11	100.00%

__________

(1)

Percentages may not add to 100.00% because of rounding.

Distribution by Remaining Term of the Receivables

Range of Remaining Term	Number of Receivables	Aggregate Outstanding Principal Balance	Percentage of Aggregate Outstanding Principal Balance(1)

1 to 12 Months	583	$ 2,217,633.35	0.89%
13 to 24 Months	630	4,439,045.50	1.78
25 to 36 Months	353	3,185,300.90	1.27
37 to 48 Months	739	7,786,810.52	3.11
49 to 60 Months	4,932	72,313,900.95	28.92
61 to 72 Months	6,879	151,896,497.38	60.75
73 to 83 Months	279	8,185,812.51	3.27
Total	14,395	$250,025,001.11	100.00%

__________

(1)

Percentages may not add to 100.00% because of rounding.

INDEX TO EXHIBITS

Exhibit No.	Description
99	Pool Information

The distribution by credit quality, the distribution by new and used financed vehicles, the geographic distribution, the distribution by outstanding principal balance, the distribution by annual percentage rate, the distribution by original term and the distribution by remaining term, in each case of the Receivables as of the related cutoff date, are set forth below.